UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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ADORBS INC.

(Name of Registrant As Specified In Its Charter)

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ADORBS INC.

(234 E. Beech St. Long Beach, New York 11561)

NOTICE OF MAJORITY SHAREHOLDER’S ACTION

April 8, 2022

To the Stockholders of Adorbs Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Adorbs Inc., a Nevada corporation (the “Company”), in connection with (i) a change of the name of the Company to Soul Biotechnology Corporation (the “Name Change”), and (ii) an increase in the authorized shares of common stock from 75,000,000 to 700,000,000 (the “Increase”). On January 25, 2022, David Lazar (“Lazar”), who owned 87.9% of the then issued and outstanding shares of the Company, voted in favor of the increased number of Company common shares. On January 25, 2022, the Board of Directors of the Company approved the Name Change and the Increase, subject to Stockholder approval. The Majority Stockholder approved the Name Change by written consent in lieu of a meeting on January 25, 2022. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change and the. The Name Change will become effective following approval by FINRA. The Increase will become effective upon filing an amendment with the State of Nevada, which amendment shall not be filed before twenty (20) days following the mailing of the Definitive Information Statement to shareholders of record on February 3, 2022.

The Company common shares are voting. There are currently 75,000,000 shares of common stock authorized and 75,000,000 shares of common stock issued and outstanding. These shares are held by Lazar and another 40 shareholders (approximate).

Any actions to be taken following the Increase shall be taken at such future date as determined by the Board of Directors, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to Company shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying
Information Statement is provided solely for your information.

By order of the members of the Board of Directors:

David Lazar, Chairman

Dated: April 8, 2022

INFORMATION STATEMENT

OF

ADORBS INC.

THIS SCHEDULE 14-C INFORMATION STATEMENT IS BEING PROVIDED

TO YOU BY THE BOARD OF DIRECTORS OF

FRANCHISE HOLDINGS INTERNATIONAL, INC.

YOU ARE REMINDED WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Adorbs Inc., a Nevada corporation (the “Company”), in connection with the contemplated (i) corporate name change, and (ii) increase in authorized Company common stock, and (ii). Mr. David Lazar (who holds an aggregate 21,000,000 shares of common stock--or 87.9%--of the outstanding 23,889,500 common shares on the date of the shareholder’s written consent) approved (A) the name change to Soul Biotechnology Corporation, and (B) the increase in authorized shares of common stock to 700,000,000, by written consent on January 25, 2022, following resolutions to that effect adopted by the Board of Directors of the Company on that date. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this contemplated Increase in authorized before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about February 8, 2022. The Name Change will become effective following approval by FINRA. The increase in authorized shares shall become effective at such future date as determined by the new Board of Directors, but in no event earlier than the 20 days after this Information Statement is mailed or furnished to Company shareholders.

[Balance of Page Intentionally Left Blank.]

ACTION I NAME CHANGE

CHANGE THE NAME OF THE COMPANY TO SOUL BIOTECHNOLOGY CORPORATION.

GENERAL

The Board approved a resolution to change the name of the Company to Soul Biotechnology Corporation (the “Name Change”).

PURPOSE AND MATERIAL EFFECTS OF THE NAME CHANGE

The Board of Directors has taken this action to more closely align the Company name with the operations and direction of the Company.

We believe that the Name Change will improve the name recognition of the Company in relation to its business plan.

The Name Change will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise. It was done as a way to broaden the scope of its name recognition and enhance shareholder value.

As discussed above, the Name Change was the subject of a majority vote by the Board of Directors approving the Name Change. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a Name Change.

The main purpose of completing this Name Change is to closely align the Company name with the operations and direction of the Company.

SUMMARY OF NAME CHANGE

Below is a brief summary of the Name Change:

The name of the Company shall be amended to Soul Biotechnology Corporation.

This action has been approved by the Board and the written consents of the holder of the majority of the outstanding voting power of the Company.

ACTION II INCREASE

By written consent, dated January 25, 2022, the Company’s Board of Directors approved the Increase in authorized from 75,000,000 to 700,000,000 Company common shares effective upon mailing the Schedule 14-C and the passage of 20 days thereafter (the “Effective Date”). Also on January 25, 2022, the majority shareholder approved the Increase by written consent in lieu of a meeting.

Furthermore, the Company’s Board of Directors approved the acquisition by the Company of MySpray Therapeutics Inc. (the “Acquisition”).

This Information Statement is being provided solely for informational purposes and is NOT being provided in connection with a vote of the Company’s stockholders. Under applicable Nevada corporate law, these measures did not require a shareholder vote. Nonetheless, the Increase contemplated will be finalized on or after the Effective Date as outlined above.

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-1 promulgated there-under.

The reasons for, and general effect of, the Increase is described below. The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the common stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about April 8, 2022. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse any brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the common stock. This Information Statement is being furnished by the Company and is available on www.sec.gov.

The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Increase be used as a type of antitakeover device. However, following the Increase, pursuant to a certain Definitive Share Exchange Agreement (the “Exchange Agreement”), dated February 10, 2022, 593,779,000 additional shares of common stock of the Company are to be issued to the Nichol Martinuik, Rachel Martinuik, Qatar Consulting Inc. & Company, Broadway Creative Consultants Corp., and David Lazar, pro-rata, which shall represent approximately 92% of the outstanding shares of the Company at such time, thereby causing a potential anti-takeover effect. There are no anti-takeover mechanisms present in the Company’s governing documents and there are no plans or proposals to adopt other provisions or enter into other arrangement that may have anti-takeover consequences, other than as pursuant to the Exchange Agreement.

INFORMATION REGARDING THE COMPANY

Business

Adorbs Inc. (“Adorbs”, or the “Company”) was incorporated under the laws of the State of Nevada on October 18, 2017. Adorbs is a developmental stage corporation formed to provide organic children’s clothing designed to be cute, comfortable, and trendy. The vision of Adorbs is bright, basic & comfortable organic clothes, if the price of organic material makes financial sense, including wearable and comfortable cute clothes, leggings, t-shirt, sweatshirts, skirts, dresses, and onesies (the “Clothing Line”). The clothing has and will have basic bold colors, such as black, red, orange, yellow, green, grey, blue, purple, and fuchsia. It includes and will include, a variety of ideas with patch work, appliqué, food, emojis, animals, letters, words. This way, a child could tell a story about their clothing.

Former management was comprised of two people, Rebecca Jill Lazar, President; and Michael Lazar, Chief Financial Officer. Due to the development stage of the Company, Ms. Lazar spent part of her time toward the everyday operations and forward movement of the corporation. Ms. Lazar’s responsibilities included acting as the Company’s creative designer as well as determining the overall design direction of the company and its marketing strategy. Ms. Lazar cultivated relationships with children’s clothing stores and manufacturers and spent the time necessary to oversee the product development, manufacturing, sales, and marketing campaigns, website design, and direct the primary operations of the business.

On January 19, 2018, the Company filed a Form S-1 for registration of securities under the Securities Act of 1933. The S-1 was declared effective on March 14, 2018, and at that time the Company became a fully reporting public company. The Company filed its first Form 10-Q on May 10, 2018, for the period ended March 31, 2018, and subsequently filed all required reports until through the period ended March 31, 2019. On July 1, 2019, the Company filed a Form 15 to terminate its registration. Despite her best efforts, Ms. Lazar determined during the three months ended June 30, 2020, that the Company’s business plan was no longer viable. Subsequently, during July 2020, Ms. Lazar and her husband Michael Lazar resigned their positions executive positions with the Company and gifted their majority shareholdings for no consideration to Activist Investing LLC, an entity controlled by Michael Lazar’s brother, David Lazar. These shares were gifted in return for David Lazar’s commitment to provide funding to the Company going forward and for his expertise in managing and directing distressed companies.

Activist Investing LLC received 11,000,000 shares from Ms. Lazar, and 10,000,000 shares from Michael Lazar for a total of 21,000,000 shares. Based upon 23,889,500 shares outstanding, this effectively gave David Lazar 87.9% ownership of the Company. Concurrently with the change of control, David Lazar was appointed as CEO and Director and is currently the only employee, officer, and director of the Company. As a result of these transactions, the Company become a “blank check” company.

On June 22, 2020, the Company dismissed Michael Gillespie & Associates, PLLC “Gillespie”) as its independent registered public accounting firm who had performed the audit of the Company’s 2018 financial statements for the year ended December 31, 2018. Gillespie’s report on the Company’s financial statements for the year ended December 31, 2018, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability to continue as a going concern. During the year ended December 31, 2018, and through June 21, 2020, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to satisfaction, would have caused Gillespie to make reference to the subject matter thereof in connection with its reports for the period ended 2018 or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

On June 22 2021, the Company appointed AJSH & Co. LLP, a PCOAB registered firm as its independent registered accounting firm who performed the Company’s audit for the period ended December 31, 2019 and has reviewed its financial statements for the three and nine-month period ended September 30, 2020.

On December 29, 2020, the Company’s Registration Statement on Form 10-12G was declared effective.

On February 10, 2022, Adorbs Inc. (“ADOB,” or the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with MySpray Therapeutics Inc. (“MySpray”), an Saskatchewan, Canadian corporation, Nichol Martinuik (“Martinuik”) and Rachel Martinuik (“R. Martinuik”), the sole officers, directors, and shareholders of MySpray, Qatar Consulting Inc. & Company (“Qatar”), Broadway Creative Consultants Corp. (“Broadway”), and David Lazar (“Lazar”), the sole officer and director of ADOB. Under the Share Exchange Agreement, One Hundred Percent (100%) of the ownership interest of MySpray was exchanged for (i) 51,110,500 shares of common stock of the Company at the Closing, and (ii) an additional 593,779,000 shares of common stock of ADOB, to be issued upon the increase in authorized shares of common stock of ADOB to 700,000,000, each of which is to be issued to Martinuik, R. Martinuik, Qatar, Broadway, and Lazar, pro-rata, in accordance with the Share Exchange Agreement. The former stockholders of MySpray will acquire a majority of the issued and outstanding common stock as a result of the share exchange transaction. The transaction has been accounted for as a recapitalization of the Company, whereby MySpray is the accounting acquirer.

MySpray creates innovative and clinically developed products for the global natural health community in the areas of immune function, mental health, and pain management.

MySpray Therapeutics® Inc. is currently the license holder of 9 Natural Product Numbers (NPN) through the Natural and Non-prescription Health Products Directorate division of Health Canada.

We are preparing to expand formulas to support clinical trials along with the licensing for research and development in the fields of mental health and the impact of treatment protocols with phytonutrients, medicinal mushrooms, and psychedelic compounds under our current “MyShrooms” brand.

We are attempting end to end capabilities from substrate for growth, genetics, research, extraction, formulations, delivery, and distribution of the finished product. This could allow MySpray to maintain high quality control and enable us to:

●	Create formulations for clinical trials.

●	Supply raw materials, standardized extracts, and medicinal compounds that are in high demand for ongoing academic research globally.

●	Provide finished products direct to consumer.

●	Offer white label manufacturing.

Trough this process, we are attempting to achieve a net zero global environmental footprint, implementing growth solutions using naturally composted substrates and by-products of manufacturing current products. MySpray is a current member of the Canadian Health Food Association (CHFA) and presently offers 5 products in the natural health marketplace, and proudly manufactures in Canada with cGMP credentials, sourced from USDA certified organic North American producers.

MySpray is clinically developing innovative and evidence-based therapeutics that can help us generate revenue through the sales of its five products to distributors, direct wholesale to pharmacies, clinics, health stores, ecommerce and traditional retailers, along with our retail online store.

Background of the Company

MySpray Therapeutics was founded in 2012 by natural health practitioner and researcher, Nichol Martinuik, with a mission of creating the most innovative and life changing products.

The first mission was to find a solution to the low absorption rates of nutrients from pills, leading to the development of Vitamin D3 and B12 oral sprays. Sublingual and buccal absorption provides a much higher absorption by the body, eliminating the gastric breakdown through digestion. With the use of a convenient spray, it ensures that your body is receiving the maximum benefits.

MyPain LiniMint was the next product to be approved by Health Canada, after many years of clinical research and development with dimethyl sulfoxide as a topical analgesic for pain management. DMSO provides tissue penetration directly to the site of pain and inflammation, with capabilities beyond any other topically applied product. Many trials were conducted with this formula to create a balanced product that minimized the odors associated with DMSO.

MyShrooms Immunity was then developed as an immune modulator and formulated with a synergistic blend of 8 medicinal mushrooms. Fungi have been revered medically for thousands of years in their abilities to increase the immune system’s recognition and defence from daily threats. MyShrooms Defence is the evolution of the original Vitamin D3 spray, and a combination of Chaga and D3. Chaga is a potent substance containing over 200 nutrients, including vitamin D and the cofactors necessary for absorption, creating a superior formula for disease prevention.

MySpray is committed to ongoing research, and the development of innovative solutions and premium health products. Nichol is a member of the Natural Health Practitioners of Canada, and the Saskatchewan Association of Doctors of Natural Medicine. MySpray Therapeutics is proudly manufactured in Canada and a proud member of the Canadian Health Food Association.

Products

MySpray offers products in a variety of delivery systems including topical, capsules, and through a highly absorbed convenient oral spray delivery system.

MyShrooms Immune-Pro

MyShrooms Immune-Pro is a clinical strength herbal medicine to activate, balance, and support a healthy immune system. It is formulated with a powerful and unique trifecta of medicinal mushrooms, ginseng, and propolis. With potent antioxidants and powerful adaptogens it increases energy and the body’s response to stress, along with related mental and physical fatigue.

MyShrooms Defence

MyShrooms Defence is a combination of chaga, often proclaimed “king of medicinal mushrooms,” and Vitamin D. Chaga is a rich source of potent antioxidants and powerful phytochemicals, such as sterols, phenols, beta-glucans, and melanin. Vitamin D, widely known as the sunshine vitamin, is an essential hormone for disease prevention, and the regulation of minerals. Combined they strengthen the body’s natural defence system, and protect against pathogens, illness and disease.

MyShrooms Immunity

MyShrooms Immunity offers the synergistic effect of 8 medicinal mushrooms, each containing complex, unique and specific compounds providing significant health benefits throughout the whole body. As an immune modulator, it helps to activate, balance and restore a healthy immune response with a comprehensive combination of the most potent medicinal mushrooms including: Reishi, Chaga, Cordyceps, Turkey Tail, Lion’s Mane, Agaricus Blazei, Shiitake, and Maitake.

MyShrooms Energy

MyShrooms Energy is a combination of Cordyceps and Vitamin B12. Cordyceps mushroom has been used for centuries for its energizing and apoptogenic properties, as well as to support oxygen uptake, stamina, endurance, libido, kidney and adrenal health. With naturally occurring B-vitamins, it is a perfect blend to include Vitamin B12 with its essential and diverse functions in the body. B12 is involved in the maintenance of the nervous system, red blood cell production, energy metabolism and the proper functioning of our brain, heart, liver, and kidneys. Combined they contribute to optimal health, well-being, performance, mood, vitality and energy.

MyPain LiniMint

MyPain LiniMint contains 80% DMSO and delivers the deepest tissue penetration available. It is 100% natural and provides unmatched pain relief from muscle strains, joint sprains, backaches & arthritis. The powerful analgesic properties easily penetrate through the skin into all tissues, reducing pain and inflammation at the source to promote the body’s natural healing process, a remarkable advantage over other topically applied products.

With approximately 11,000 studies on DMSO, research demonstrates its analgesic properties by blocking the peripheral C nerve fibers and acts as an antioxidant neutralizing the free radicals of inflammation.

MySpray generates revenue through the sales of its five products to distributors, direct wholesale to pharmacies, clinics, health stores, ecommerce and traditional retailers, along with our retail online store.

Strategic Market Analysis

MySpray’s marketing campaign will take aim at targeting consumers via 4 avenues:

(1)	Direct selling to consumers via MySpray.ca	~88% gross margin

(2)	Selling to wholesalers that in turn sell to retailers	~70% gross margin

(3)	Selling directly to retailers	~79% gross margin

(4)	Private labeling products for foreign markets	~65% gross margin

(5)	Market App via existing networks of Clinics, Treatment Centers and alike.	Unknown

One of the next focuses for the Company will be exploring overseas partners due to lowered risk factors during this critical growth stage. Some of these risk reducers include but are not limited to: the payment terms (payment in full the moment it is delivered), bulk orders ($1mm+ opening orders), and guaranteed payments (via EDC). With significant inroads already completed, traction is starting to come in from large trade shows visited in China over the last several years.

In addition to the foreign markets, the more obvious focus is going to be on direct selling via online. Direct selling needs to be played cautiously and the prices need to be firmly set so that retailers are not undercut and feeling slighted by our direct selling campaigns. Immediate next steps in this area will be focusing on a social media and Google AdWord marketing campaigns. Additionally, focusing on influencers and other key market drivers that can be strategically aligned with the brand.

Lastly, MySpray wants to keep up current relationships with wholesalers/retailers and have the company better financed to be able to keep up with their consistently growing demand for the products.

Marketing Objectives

The objectives of our marketing strategy will emphasize focus on our 3 previously defined markets. In order to achieve its goal, MySpray intends to adopt the following strategies:

1.	Offer a limited number of SKU’s. MySpray doesn’t want to be everything, instead really good at a few things.

2.	Keep the market strategy simple and push for more overseas partners – understand their markets – allow them to market their products within their local markets with some autonomy.

3.	Within North America and parts of Europe, keep the brand very consistent, simple, clean and to the point.

MySpray’s strategy is to grow the business by nurturing clients, differentiating from our competitors, particularly through solid business ethics. Alliances, collaboration and training will be conducted on a regular basis to ensure that the products are fully understood and communicated to meet customer expectation. The 4 main focuses for getting the name out and having the story properly told will be via:

●	Advertising online

●	Social media influencers and market movers

●	Consistent virtual training with our founder and the key reps in the field

●	Trade shows and events

Pricing

COGS for all liquids are within $.30 including warehousing and labeling of an average of $7.50, and production cost may vary +- 5% from batch to batch. All products are currently priced the same for convenience and ease.

Retail sales: MSRP $59.99	= 88% margin

Wholesale to retailers: $34.99	= 79% margin

Distribution co’s: $24.99	= 70% margin

In regards to the MyHealth App, our goal is to keep the base price relatively low $29.99/month, then have extras and extended availability of care for higher rates $99/month and up. For some that are dealing with more substantial trauma and/or needs, an a-la-carte style can be purchased to access the right specialists, one-on-one.

Pain Management

The growing baby-boomer population continues to drive demand of innovative and advanced pain relaxing medications around the western world. Additionally, the increasing number of hospitalization cases; unmet requirements for neuropathic pain management drugs; innovative and advanced applications of pain management therapies; increasing prevalence of various chronic diseases, such as cancer, and neurological problems; and increasing healthcare expenditure are also driving the growth of the global market. The growing numbers of mergers and acquisitions is a key trend observed in the market. Among the various therapeutic indications, the post-operative pain relief segment accounted for the largest share, and the low-back pain segment accounted for the second largest share in the global market.

Pain management drugs are mainly used to relieve discomfort associated with injury and surgeries. Moreover, pain management medications are used in the management of pain associated with neurological problems, migraine, cancer, orthopedic problems, low-back pain, rheumatoid arthritis, and fibromyalgia.

The stringent regulation for the approval of pain management drugs is restraining the growth of global market. High expenditure requirement in the manufacturing of pain management drugs and risks of side-effects associated with pain-killers are also hindering the growth of global market.

North America and Europe are the major markets, due to increasing prevalence of chronic diseases, and growing awareness about various types of chronic pain conditions in these regions. The U.S. followed by Canada, is the largest market for pain management drugs in North America. Whereas, the U.K., Germany and France are some of the major countries holding significant share in the European pain management drugs market.

The Asian market is growing with a significant rate, owing to huge pool of patients, and increasing healthcare spending in the region. In addition, the initiatives taken by various government associations to develop chronic pain rehabilitation centers, and increasing prevalence of various chronic diseases are also supporting the growth of the Asian pain management drugs market. The countries such as India, Japan and China, are the major markets in the region.

Apart from these regions, Latin America is another important market. This is due to increasing investments by drug manufacturing companies and growing demand of pain management medications in the region. Brazil holds the largest share in the Latin American pain management drugs market, due to the increasing support from government organizations for the development of chronic pain rehabilitation centers in the country.

Immune System

Fungi have long been used as herbal drugs in Traditional Chinese Medicine and the source of numerous pharmaceuticals. In today’s world with Covid, stress and over increased use of antibiotics our world has developed a weak immune system problem. Many people have long searched out natural remedies for this problem and have been hit with the same string of products – generic extracts/vitamins like ginseng, echinacea, vitamin C & D among others. Most of which work, however, given our current global immune suppression a more comprehensive immune system support product is being desired.

In the article titled “Immune Health Supplements Market Size [2020-2027]: Is Projected to Reach USD 29.40 Billion by 2027, Exhibiting a CAGR of 7.4%” posted to the Global Newswire News Room website on April 14, 2021, stated the COVID-19 pandemic is surging the demand for immune health supplements across the globe. This growth is attributable to the rising reconsideration of health and well-being by the masses. They are persistently striving to dodge any type of infectious disease by consuming immunity boosters. One of the significant challenges that may occur is the disruptions in the supply chain network – which was noted by The Nutrition Business Journal in April 2020.

Mental Health and Performance

Common mental health disorders are inadequately treated using traditional medications, many of which have low or variable efficacy, undesirable or dangerous side effects, and sometimes addictive properties. Traditional medications typically are prescribed for daily use over an extended period and take weeks or months to reduce symptoms. In addition to lowered quality of life for the individual, poor medication efficacy results in high societal costs in healthcare and lost productivity.

Psilocybin has been investigated as treatment for depression, anxiety disorders, obsessive-compulsive disorder, alcohol use disorder, and tobacco use disorder (Daniel and Haberman, 2017). The Johns Hopkins Center for Psychedelic & Consciousness Research has published more than 60 peer-reviewed studies showing therapeutic effects of psilocybin in patients suffering from addictions, anxiety, and treatment-resistant depression.

A key finding is that psilocybin, when combined with psychological therapy, appears to have curative potential rather than symptom management effects. 4 weeks after receiving 2 psilocybin-assisted psychotherapy sessions, 71% of study participants suffering from major depression had a reduction in symptoms, and 54% of individuals no longer met the criteria for depression (Davis et al., 2020). The lead author of the study noted that the magnitude of the effect was approximately four times larger than traditional antidepressants in the market. Similarly, 80% of cancer patients receiving 2 psilocybin sessions showed significant reductions in anxiety and depressed mood 6 months after treatment.

The work at the Johns Hopkins Center (2006, 2008) has also demonstrated that a single psilocybin session resulted in positive mood, attitude, and behavioral changes in healthy individuals, with lasting effects of 14 months or longer. A single psilocybin session increased well-being or life satisfaction in 64% of individuals. Psilocybin sessions have also been associated with increased emotional and brain plasticity (2020), including altered top-down control of emotions, increased overall brain connectivity, and enduring changes in the personality domain of openness (2011).

Customer Profile

MySpray customers will be in 4 forms:

1.	Private Label Partners

2.	Distributors

3.	Retailers (products and MyHealth App)

4.	End Consumer (products and MyHealth App)

MySpray has identified the 3 main target markets each with their own target customer profile. The 3 target markets are Immune Health, Pain Management and Mental Health/Performance (as previously outlined in this document). The broader targeted segments of the population for each are as follows (not an exhaustive list):

1.	Immune Health- the health-conscious baby boomer, compromised from the over sanitation resulting from Covid protocols.

2.	Pain Management- baby boomers that have lingering sports injuries and arthritis as well as Gen X and Millennials that are currenting playing sports and have aches/pains related to their respective sports.

3.	Mental Health- Millennials and Gen X that looking for the mental edge in their professional careers. Additionally, Millennials that are ever increasingly reliant on pharmaceuticals for ADHD, Depression, Anxiety among other things.

PROPERTIES

Our mailing address is 234 E. Beech St. Long Beach, New York 11561. ADOB’s wholly-owned subsidiary’s, MySpray, address is Drawer 188, 36 Fourth Avenue North, Yorkton, Saskatchewan, Canada, S3N 2V7. Nichol Martinuik owns the laboratory building that MySpray occupies. He rents this facility to the Company based on a verbal, month-to-month agreement. During the nine months ended September 30, 2021, and September 31, 2020, the Company paid $17,524 and $18,000 in rent, respectively. The Company believes that this rent expense is reasonable and comparable to the rent that would be charged to a third party.

LEGAL PROCEEDINGS

The Company was not a party to any material legal proceedings, nor was its property the subject of any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is currently quoted on the OTC market “Pink Sheets” under the symbol ADOB. There has been no market price established for the shares.

Holders

There are currently 75,000,000 shares of common stock authorized and 75,000,000 shares of common stock issued and outstanding. These shares are held by the parties to the Exchange Agreement and another 35 shareholders (approximate).

Dividends

The Company has not previously declared or paid any dividends on our common stock and do not anticipate declaring any dividends in the foreseeable future. The payment of dividends on our common stock is within the discretion of our board of directors.

FINANCIAL STATEMENTS

Please see Schedule A, attached hereto, for the Company’s Financial Statement Schedules.

Selected Financial Data

As a “smaller reporting company,” we are not required to provide this information.

Supplementary Financial Information

Please see Schedule A, attached hereto, for the Company’s supplementary financial information.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto.

Forward Looking Statements

The following information specifies certain forward-looking statements of the management of our Company. Forward-looking statements are statements that estimate the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as may, shall, could, expect, estimate, anticipate, predict, probable, possible, should, continue, or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information statement have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements. Such forward-looking statements include statements regarding our anticipated financial and operating results, our liquidity, goals, and plans.

All forward-looking statements in this Form 10 are based on information available to us as of the date of this report, and we assume no obligation to update any forward-looking statements.

Overview

Adorbs Inc. (“Adorbs”, or the “Company”) was incorporated under the laws of the State of Nevada on October 18, 2017. Adorbs is a developmental stage corporation formed to provide organic children’s clothing designed to be cute, comfortable, and trendy. The vision of Adorbs is bright, basic & comfortable organic clothes, if the price of organic material makes financial sense, including wearable and comfortable cute clothes, leggings, t-shirt, sweatshirts, skirts, dresses, and onesies (the “Clothing Line”). The clothing has and will have basic bold colors, such as black, red, orange, yellow, green, grey, blue, purple, and fuchsia. It includes and will include, a variety of ideas with patch work, appliqué, food, emojis, animals, letters, words. This way, a child could tell a story about their clothing.

Former management was comprised of two people, Rebecca Jill Lazar, President; and Michael Lazar, Chief Financial Officer. Due to the development stage of the Company, Ms. Lazar spent part of her time toward the everyday operations and forward movement of the corporation. Ms. Lazar’s responsibilities included acting as the Company’s creative designer as well as determining the overall design direction of the company and its marketing strategy. Ms. Lazar cultivated relationships with children’s clothing stores and manufacturers and spent the time necessary to oversee the product development, manufacturing, sales, and marketing campaigns, website design, and direct the primary operations of the business.

On January 19, 2018, the Company filed a Form S-1 for registration of securities under the Securities Act of 1933. The S-1 was declared effective on March 14, 2018, and at that time the Company became a fully reporting public company. The Company filed its first Form 10-Q on May 10, 2018, for the period ended March 31, 2018, and subsequently filed all required reports until through the period ended March 31, 2019. On July 1, 2019, the Company filed a Form 15 to terminate its registration. Despite her best efforts, Ms. Lazar determined during the three months ended June 30, 2020, that the Company’s business plan was no longer viable. Subsequently, during July 2020, Ms. Lazar and her husband Michael Lazar resigned their positions executive positions with the Company and gifted their majority shareholdings for no consideration to Activist Investing LLC, an entity controlled by Michael Lazar’s brother, David Lazar. These shares were gifted in return for David Lazar’s commitment to provide funding to the Company going forward and for his expertise in managing and directing distressed companies.

Activist Investing LLC received 11,000,000 shares from Ms. Lazar, and 10,000,000 shares from Michael Lazar for a total of 21,000,000 shares. Based upon 23,889,500 shares outstanding, this effectively gave David Lazar 87.9% ownership of the Company. Concurrently with the change of control, David Lazar was appointed as CEO and Director and is currently the only employee, officer, and director of the Company. As a result of these transactions, the Company become a “blank check” company.

On June 22, 2020, the Company dismissed Michael Gillespie & Associates, PLLC “Gillespie”) as its independent registered public accounting firm who had performed the audit of the Company’s 2018 financial statements for the year ended December 31, 2018. Gillespie’s report on the Company’s financial statements for the year ended December 31, 2018, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability to continue as a going concern. During the year ended December 31, 2018, and through June 21, 2020, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to satisfaction, would have caused Gillespie to make reference to the subject matter thereof in connection with its reports for the period ended 2018 or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

On June 22, the Company appointed AJSH & Co. LLP, a PCOAB registered firm as its independent registered accounting firm who performed the Company’s audit for the period ended December 31, 2019 and has reviewed its financial statements for the three and nine-month period ended September 30, 2020.

On December 29, 2020, the Company’s Registration Statement on Form 10-12G was declared effective.

Business Overview

Adorbs Inc. (“ADOB” or the “Company”) is a US holding company incorporated in Nevada in October 2017, which operates through the Company’s wholly owned subsidiary MySpray Therapeutics Inc. (“MySpray”), a Saskatchewan, Canada corporation incorporated on October 2, 2012.

MySpray creates innovative and clinically developed products for the global natural health community in the areas of immune function, mental health, and pain management.

MySpray Therapeutics® Inc. is currently the license holder of 9 Natural Product Numbers (NPN) through the Natural and Non-prescription Health Products Directorate division of Health Canada.

COVID-19

On March 11, 2020, the World Health Organization (“WHO”) declared the Covid-19 outbreak to be a global pandemic. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most US states and many countries have issued policies intended to stop or slow the further spread of the disease.

Covid-19 and the U.S’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the Covid-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the effects on the economy, the markets we serve, our business, or our operations.

Organizational History of the Company and Overview

No Current Operations

We have been dormant since approximately July 2019. As of the date of this Report, we intend to engage in what we believe to be synergistic acquisitions or joint ventures with a company or companies that we believe will enhance our business plan. There are no assurances we will be able to consummate any acquisitions using our securities as consideration, or at all. Numerous things will need to occur to allow us to implement this aspect of our business plan and there are no assurances that any of these developments will occur, or if they do occur, that we will be successful in fully implementing our plan. As the Company has no current operations, it also currently is not subject to any competitive business conditions. Further, the Company is not subject to any government approvals at this time applicable to it as a “shell company,” as such term is defined in Rule 12b-2 under the Exchange Act.

Plan of Operation

The Company has no operations from a continuing business other than the expenditures related to running the Company and has no revenue from continuing operations as of the date of this Report.

Management intends to explore and identify business opportunities within the U.S., including a potential acquisition of an operating entity through a reverse merger, asset purchase or similar transaction. Our Chief Executive Officer has experience in business consulting, although no assurances can be given that he can identify and implement a viable business strategy or that any such strategy will result in profits. Our ability to effectively identify, develop and implement a viable plan for our business may be hindered by risks and uncertainties which are beyond our control, including without limitation, the continued negative effects of the coronavirus pandemic on the U.S. and global economies. For more information about the risk of coronavirus on our business, see Item 1A “Risk Factors.”

We do not currently engage in any business activities that provide revenue or cash flow. During the next 12-month period we anticipate incurring costs in connection with investigating, evaluating, and negotiating potential business combinations, filing SEC reports, and consummating an acquisition of an operating business.

Given our limited capital resources, we may consider a business combination with an entity which has recently commenced operations, is a developing company or is otherwise in need of additional funds for the development of new products or services or expansion into new markets, or is an established business experiencing financial or operating difficulties and needs additional capital. Alternatively, a business combination may involve the acquisition of, or merger with, an entity which desires access to the U.S. capital markets.

As of the date of this Report, our management has not had any discussions with any representative of any other entity regarding a potential business combination. Any target business that is selected may be financially unstable or in the early stages of development. In such event, we expect to be subject to numerous risks inherent in the business and operations of a financially unstable or early-stage entity. In addition, we may effect a business combination with an entity in an industry characterized by a high level of risk or in which our management has limited experience, and, although our management will endeavor to evaluate the risks inherent in a particular target business, there can be no assurance that we will properly ascertain or assess all significant risks.

Our management anticipates that we will likely only be able to effect one business combination due to our limited capital. This lack of diversification will likely pose a substantial risk in investing in the Company for the indefinite future because it will not permit us to offset potential losses from one venture or operating territory against gains from another. The risks we face will likely be heightened to the extent we acquire a business operating in a single industry or geographical region.

We anticipate that the selection of a business combination will be a complex and risk-prone process. Because of general economic conditions, including unfavorable conditions caused by the coronavirus pandemic, rapid technological advances being made in some industries and shortages of available capital, management believes that there are a number of firms seeking business opportunities at this time at discounted rates with which we will compete. We expect that any potentially available business combinations may appear in a variety of different industries or regions and at various stages of development, all of which will likely render the task of comparative investigation and analysis of such business opportunities extremely difficult and complicated. Once we have developed and begun to implement our business plan, management intends to fund our working capital requirements through a combination of our existing funds and future issuances of debt or equity securities. Our working capital requirements are expected to increase in line with the implementation of a business plan and commencement of operations.

Based upon our current operations, we do not have sufficient working capital to fund our operations over the next 12 months. If we are able to close a reverse merger, it is likely we will need capital as a condition of closing that acquisition. Because of the uncertainties, we cannot be certain as to how much capital we need to raise or the type of securities we will be required to issue. In connection with a reverse merger, we will be required to issue a controlling block of our securities to the target’s shareholders which will be very dilutive.

Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences, or privileges senior to our Common Stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

We anticipate that we will incur operating losses in the next 12 months, principally costs related to our being obligated to file reports with the SEC. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development. Such risks for us include, but are not limited to, an evolving and unpredictable business model, recognition of revenue sources, and the management of growth. To address these risks, we must, among other things, develop, implement, and successfully execute our business and marketing strategy, respond to competitive developments, and attract, retain, and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so could have a material adverse effect on our business prospects, financial condition, and results of operations.

Critical Accounting Policies and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or “GAAP.” The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reported period. In accordance with GAAP, we base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

Our significant accounting policies are fully described in Note 2 to our financial statements appearing elsewhere in this Quarterly Report, and we believe those accounting policies are critical to the process of making significant judgments and estimates in the preparation of our financial statements.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to investors.

Critical Accounting Policies

Critical Accounting Policies and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or “GAAP.” The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reported period. In accordance with GAAP, we base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

Our significant accounting policies are fully described in Note 2 to our financial statements appearing elsewhere in this Quarterly Report, and we believe those accounting policies are critical to the process of making significant judgments and estimates in the preparation of our financial statements.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On June 22, 2020, the Company dismissed Michael Gillespie & Associates, PLLC “Gillespie”) as its independent registered public accounting firm who had performed the audit of the Company’s 2018 financial statements for the year ended December 31, 2018. Gillespie’s report on the Company’s financial statements for the year ended December 31, 2018, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability to continue as a going concern. During the year ended December 31, 2018, and through June 21, 2020, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to satisfaction, would have caused Gillespie to make reference to the subject matter thereof in connection with its reports for the period ended 2018 or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

On June 22 2020, the Company appointed AJSH & Co. LLP, a PCOAB registered firm as its independent registered accounting firm who performed the Company’s audit for the period ended December 31, 2019 and has reviewed its financial statements for the three and nine-month period ended September 30, 2021.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

A smaller reporting company is not required to provide this information.

INFORMATION REGARDING MYSPRAY

Adorbs Inc. (“ADOB” or the “Company”) is a US holding company incorporated in Nevada in October 2017, which operates through the Company’s wholly owned subsidiary MySpray Therapeutics Inc. (“MySpray”), a Saskatchewan, Canada corporation incorporated on October 2, 2012.

MySpray creates innovative and clinically developed products for the global natural health community in the areas of immune function, mental health, and pain management.

MySpray Therapeutics® Inc. is currently the license holder of 9 Natural Product Numbers (NPN) through the Natural and Non-prescription Health Products Directorate division of Health Canada.

We are preparing to expand formulas to support clinical trials along with the licensing for research and development in the fields of mental health and the impact of treatment protocols with phytonutrients, medicinal mushrooms, and psychedelic compounds under our current “MyShrooms” brand.

We are attempting end to end capabilities from substrate for growth, genetics, research, extraction, formulations, delivery, and distribution of the finished product. This could allow MySpray to maintain high quality control and enable us to:

●	Create formulations for clinical trials.

●	Supply raw materials, standardized extracts, and medicinal compounds that are in high demand for ongoing academic research globally.

●	Provide finished products direct to consumer.

●	Offer white label manufacturing.

Trough this process, we are attempting to achieve a net zero global environmental footprint, implementing growth solutions using naturally composted substrates and by-products of manufacturing current products. MySpray is a current member of the Canadian Health Food Association (CHFA) and presently offers 5 products in the natural health marketplace, and proudly manufactures in Canada with cGMP credentials, sourced from USDA certified organic North American producers.

MySpray is clinically developing innovative and evidence-based therapeutics that can help us generate revenue through the sales of its five products to distributors, direct wholesale to pharmacies, clinics, health stores, ecommerce and traditional retailers, along with our retail online store.

Background of the Company

MySpray Therapeutics was founded in 2012 by natural health practitioner and researcher, Nichol Martinuik, with a mission of creating the most innovative and life changing products.

The first mission was to find a solution to the low absorption rates of nutrients from pills, leading to the development of Vitamin D3 and B12 oral sprays. Sublingual and buccal absorption provides a much higher absorption by the body, eliminating the gastric breakdown through digestion. With the use of a convenient spray, it ensures that your body is receiving the maximum benefits.

MyPain LiniMint was the next product to be approved by Health Canada, after many years of clinical research and development with dimethyl sulfoxide as a topical analgesic for pain management. DMSO provides tissue penetration directly to the site of pain and inflammation, with capabilities beyond any other topically applied product. Many trials were conducted with this formula to create a balanced product that minimized the odors associated with DMSO.

MyShrooms Immunity was then developed as an immune modulator and formulated with a synergistic blend of 8 medicinal mushrooms. Fungi have been revered medically for thousands of years in their abilities to increase the immune system’s recognition and defence from daily threats. MyShrooms Defence is the evolution of the original Vitamin D3 spray, and a combination of Chaga and D3. Chaga is a potent substance containing over 200 nutrients, including vitamin D and the cofactors necessary for absorption, creating a superior formula for disease prevention.

MySpray is committed to ongoing research, and the development of innovative solutions and premium health products. Nichol is a member of the Natural Health Practitioners of Canada, and the Saskatchewan Association of Doctors of Natural Medicine. MySpray Therapeutics is proudly manufactured in Canada and a proud member of the Canadian Health Food Association.

Products

MySpray offers products in a variety of delivery systems including topical, capsules, and through a highly absorbed convenient oral spray delivery system.

MyShrooms Immune-Pro

MyShrooms Immune-Pro is a clinical strength herbal medicine to activate, balance, and support a healthy immune system. It is formulated with a powerful and unique trifecta of medicinal mushrooms, ginseng, and propolis. With potent antioxidants and powerful adaptogens it increases energy and the body’s response to stress, along with related mental and physical fatigue.

MyShrooms Defence

MyShrooms Defence is a combination of chaga, often proclaimed “king of medicinal mushrooms,” and Vitamin D. Chaga is a rich source of potent antioxidants and powerful phytochemicals, such as sterols, phenols, beta-glucans, and melanin. Vitamin D, widely known as the sunshine vitamin, is an essential hormone for disease prevention, and the regulation of minerals. Combined they strengthen the body’s natural defence system, and protect against pathogens, illness and disease.

MyShrooms Immunity

MyShrooms Immunity offers the synergistic effect of 8 medicinal mushrooms, each containing complex, unique and specific compounds providing significant health benefits throughout the whole body. As an immune modulator, it helps to activate, balance and restore a healthy immune response with a comprehensive combination of the most potent medicinal mushrooms including: Reishi, Chaga, Cordyceps, Turkey Tail, Lion’s Mane, Agaricus Blazei, Shiitake, and Maitake.

MyShrooms Energy

MyShrooms Energy is a combination of Cordyceps and Vitamin B12. Cordyceps mushroom has been used for centuries for its energizing and apoptogenic properties, as well as to support oxygen uptake, stamina, endurance, libido, kidney and adrenal health. With naturally occurring B-vitamins, it is a perfect blend to include Vitamin B12 with its essential and diverse functions in the body. B12 is involved in the maintenance of the nervous system, red blood cell production, energy metabolism and the proper functioning of our brain, heart, liver, and kidneys. Combined they contribute to optimal health, well-being, performance, mood, vitality and energy.

MyPain LiniMint

MyPain LiniMint contains 80% DMSO and delivers the deepest tissue penetration available. It is 100% natural and provides unmatched pain relief from muscle strains, joint sprains, backaches & arthritis. The powerful analgesic properties easily penetrate through the skin into all tissues, reducing pain and inflammation at the source to promote the body’s natural healing process, a remarkable advantage over other topically applied products.

With approximately 11,000 studies on DMSO, research demonstrates its analgesic properties by blocking the peripheral C nerve fibers and acts as an antioxidant neutralizing the free radicals of inflammation.

MySpray generates revenue through the sales of its five products to distributors, direct wholesale to pharmacies, clinics, health stores, ecommerce and traditional retailers, along with our retail online store.

Strategic Market Analysis

MySpray’s marketing campaign will take aim at targeting consumers via 4 avenues:

(1)	Direct selling to consumers via MySpray.ca	~88% gross margin

(2)	Selling to wholesalers that in turn sell to retailers	~70% gross margin

(3)	Selling directly to retailers	~79% gross margin

(4)	Private labeling products for foreign markets	~65% gross margin

(5)	Market App via existing networks of Clinics, Treatment Centers and alike.	Unknown

One of the next focuses for the Company will be exploring overseas partners due to lowered risk factors during this critical growth stage. Some of these risk reducers include but are not limited to: the payment terms (payment in full the moment it is delivered), bulk orders ($1mm+ opening orders), and guaranteed payments (via EDC). With significant inroads already completed, traction is starting to come in from large trade shows visited in China over the last several years.

In addition to the foreign markets, the more obvious focus is going to be on direct selling via online. Direct selling needs to be played cautiously and the prices need to be firmly set so that retailers are not undercut and feeling slighted by our direct selling campaigns. Immediate next steps in this area will be focusing on a social media and Google AdWord marketing campaigns. Additionally, focusing on influencers and other key market drivers that can be strategically aligned with the brand.

Lastly, MySpray wants to keep up current relationships with wholesalers/retailers and have the company better financed to be able to keep up with their consistently growing demand for the products.

Marketing Objectives

The objectives of our marketing strategy will emphasize focus on our 3 previously defined markets. In order to achieve its goal, MySpray intends to adopt the following strategies:

1.	Offer a limited number of SKU’s. MySpray doesn’t want to be everything, instead really good at a few things.

2.	Keep the market strategy simple and push for more overseas partners – understand their markets – allow them to market their products within their local markets with some autonomy.

3.	Within North America and parts of Europe, keep the brand very consistent, simple, clean and to the point.

MySpray’s strategy is to grow the business by nurturing clients, differentiating from our competitors, particularly through solid business ethics. Alliances, collaboration and training will be conducted on a regular basis to ensure that the products are fully understood and communicated to meet customer expectation. The 4 main focuses for getting the name out and having the story properly told will be via:

●	Advertising online

●	Social media influencers and market movers

●	Consistent virtual training with our founder and the key reps in the field

●	Trade shows and events

Pricing

COGS for all liquids are within $.30 including warehousing and labeling of an average of $7.50, and production cost may vary +- 5% from batch to batch. All products are currently priced the same for convenience and ease.

Retail sales: MSRP $59.99	= 88% margin

Wholesale to retailers: $34.99	= 79% margin

Distribution co’s: $24.99	= 70% margin

In regards to the MyHealth App, our goal is to keep the base price relatively low $29.99/month, then have extras and extended availability of care for higher rates $99/month and up. For some that are dealing with more substantial trauma and/or needs, an a-la-carte style can be purchased to access the right specialists, one-on-one.

Pain Management

The growing baby-boomer population continues to drive demand of innovative and advanced pain relaxing medications around the western world. Additionally, the increasing number of hospitalization cases; unmet requirements for neuropathic pain management drugs; innovative and advanced applications of pain management therapies; increasing prevalence of various chronic diseases, such as cancer, and neurological problems; and increasing healthcare expenditure are also driving the growth of the global market. The growing numbers of mergers and acquisitions is a key trend observed in the market. Among the various therapeutic indications, the post-operative pain relief segment accounted for the largest share, and the low-back pain segment accounted for the second largest share in the global market.

Pain management drugs are mainly used to relieve discomfort associated with injury and surgeries. Moreover, pain management medications are used in the management of pain associated with neurological problems, migraine, cancer, orthopedic problems, low-back pain, rheumatoid arthritis, and fibromyalgia.

The stringent regulation for the approval of pain management drugs is restraining the growth of global market. High expenditure requirement in the manufacturing of pain management drugs and risks of side-effects associated with pain-killers are also hindering the growth of global market.

North America and Europe are the major markets, due to increasing prevalence of chronic diseases, and growing awareness about various types of chronic pain conditions in these regions. The U.S. followed by Canada, is the largest market for pain management drugs in North America. Whereas, the U.K., Germany and France are some of the major countries holding significant share in the European pain management drugs market.

The Asian market is growing with a significant rate, owing to huge pool of patients, and increasing healthcare spending in the region. In addition, the initiatives taken by various government associations to develop chronic pain rehabilitation centers, and increasing prevalence of various chronic diseases are also supporting the growth of the Asian pain management drugs market. The countries such as India, Japan and China, are the major markets in the region.

Apart from these regions, Latin America is another important market. This is due to increasing investments by drug manufacturing companies and growing demand of pain management medications in the region. Brazil holds the largest share in the Latin American pain management drugs market, due to the increasing support from government organizations for the development of chronic pain rehabilitation centers in the country.

Immune System

Fungi have long been used as herbal drugs in Traditional Chinese Medicine and the source of numerous pharmaceuticals. In today’s world with Covid, stress and over increased use of antibiotics our world has developed a weak immune system problem. Many people have long searched out natural remedies for this problem and have been hit with the same string of products – generic extracts/vitamins like ginseng, echinacea, vitamin C & D among others. Most of which work, however, given our current global immune suppression a more comprehensive immune system support product is being desired.

In the article titled “Immune Health Supplements Market Size [2020-2027]: Is Projected to Reach USD 29.40 Billion by 2027, Exhibiting a CAGR of 7.4%” posted to the Global Newswire News Room website on April 14, 2021, stated the COVID-19 pandemic is surging the demand for immune health supplements across the globe. This growth is attributable to the rising reconsideration of health and well-being by the masses. They are persistently striving to dodge any type of infectious disease by consuming immunity boosters. One of the significant challenges that may occur is the disruptions in the supply chain network – which was noted by The Nutrition Business Journal in April 2020.

Mental Health and Performance

Common mental health disorders are inadequately treated using traditional medications, many of which have low or variable efficacy, undesirable or dangerous side effects, and sometimes addictive properties. Traditional medications typically are prescribed for daily use over an extended period and take weeks or months to reduce symptoms. In addition to lowered quality of life for the individual, poor medication efficacy results in high societal costs in healthcare and lost productivity.

Psilocybin has been investigated as treatment for depression, anxiety disorders, obsessive-compulsive disorder, alcohol use disorder, and tobacco use disorder (Daniel and Haberman, 2017). The Johns Hopkins Center for Psychedelic & Consciousness Research has published more than 60 peer-reviewed studies showing therapeutic effects of psilocybin in patients suffering from addictions, anxiety, and treatment-resistant depression.

A key finding is that psilocybin, when combined with psychological therapy, appears to have curative potential rather than symptom management effects. 4 weeks after receiving 2 psilocybin-assisted psychotherapy sessions, 71% of study participants suffering from major depression had a reduction in symptoms, and 54% of individuals no longer met the criteria for depression (Davis et al., 2020). The lead author of the study noted that the magnitude of the effect was approximately four times larger than traditional antidepressants in the market. Similarly, 80% of cancer patients receiving 2 psilocybin sessions showed significant reductions in anxiety and depressed mood 6 months after treatment.

The work at the Johns Hopkins Center (2006, 2008) has also demonstrated that a single psilocybin session resulted in positive mood, attitude, and behavioural changes in healthy individuals, with lasting effects of 14 months or longer. A single psilocybin session increased well-being or life satisfaction in 64% of individuals. Psilocybin sessions have also been associated with increased emotional and brain plasticity (2020), including altered top-down control of emotions, increased overall brain connectivity, and enduring changes in the personality domain of openness (2011).

Customer Profile

MySpray customers will be in 4 forms:

1.	Private Label Partners

2.	Distributors

3.	Retailers (products and MyHealth App)

4.	End Consumer (products and MyHealth App)

MySpray has identified the 3 main target markets each with their own target customer profile. The 3 target markets are Immune Health, Pain Management and Mental Health/Performance (as previously outlined in this document). The broader targeted segments of the population for each are as follows (not an exhaustive list):

1.	Immune Health- the health-conscious baby boomer, compromised from the over sanitation resulting from Covid protocols.

2.	Pain Management- baby boomers that have lingering sports injuries and arthritis as well as Gen X and Millennials that are currenting playing sports and have aches/pains related to their respective sports.

3.	Mental Health- Millennials and Gen X that looking for the mental edge in their professional careers. Additionally, Millennials that are ever increasingly reliant on pharmaceuticals for ADHD, Depression, Anxiety among other things.

Employees

We currently have __ employees, one of whom is the officer and director. We anticipate hiring additional employees in the next twelve months. We anticipate hiring necessary personnel based on an as needed basis only on a per contract basis to be compensated directly from revenues. The Company has an employment contract with Jean Christophe Chopin. It is attached hereto as an Exhibit.

Intellectual Property

MySpray Therapeutics® Inc. is currently the license holder of 9 Natural Product Numbers (NPN) through the Natural and Non-prescription Health Products Directorate division of Health Canada.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings, nor is our property the subject of any material legal proceeding.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

There is no public market for the shares of common stock of MySpray.

Holders

There is one holder of the 100 Class A common shares of MySpray. The holder is the Company.

Dividends

MySpray has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

Selected Financial Data

As stated above, we are not required to provide this information.

Supplementary Financial Information

Please see Schedule B, attached hereto, for MySpray’s supplementary financial information.

Management’s Discussion and Analysis and Results of Operations

Liquidity and Capital Resources

At December 31, 2020 we had negative working capital of $71,477, compared to negative working capital of $101,433 at December 31, 2019. The decrease of approximately $30,000 in working capital is attributable to a decrease in our profitability from 2019 to 2020 of approximately $24,000

At September 30, 2021 we had negative working capital of $118,000, compared to negative working capital of $58,000 at September 30, 2020. The decrease of approximately $60,000 in working capital is attributable to a decrease in our profitability in the 2020 period due to increased payroll cost of approximately $77,000 offset by receipt of $20,000 in Canadian government Covid relief.

We will have to meet all the financial disclosure and reporting requirements associated with being a publicly reporting company. Our management will have to spend additional time on policies and procedures to make sure our Company is compliant with various regulatory requirements, especially that of Section 404 of the Sarbanes-Oxley Act. This additional corporate governance time required of management could limit the amount of time management has to implement our business plan and may impede the speed of our operations.

Results of Operations

We generated revenue of $366,719 and $273,054 for the years ended December 31, 2020 and 2019 respectively. For the year ended December 31, 2020 our cost of goods sold was $111,436 compared to $40,833 for the year ended December 31, 2019. For the year ended December 31, 2020 our operating expenses were $278,130 compared to $218,318 for the year ended December 31, 2019. As a result of the foregoing, we have net loss of $10,044 for the year ended December 31, 2020 and net income of $13,972 for the year ended December 31, 2019. The change is due to increased gross margin from revenue offset to a greater expense by additional expenses.

We generated revenue of $295,258 and $247,968 for the nine months ended September 30, 2021 and 2020, respectively. For the nine months ended September 30, 2021 our operating expenses were $286,525 compared to $185,843 for the nine months ended September 30, 2020. As a result of the foregoing, we have reported net loss of $66,281 for the nine months ended September 30, 2021 and net income of $3,773 for the nine months ended September 30, 2020. The change is primarily due to increased payroll expenses of $77,000 in anticipation of future growth.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to investors.

Critical Accounting Policies

Our discussion and analysis of results of operations and financial condition are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We evaluate our estimates on an ongoing basis, including those related to provisions for uncollectible accounts receivable, inventories, valuation of intangible assets and contingencies and litigation. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

The accounting policies that we follow are set forth in Note 3 to our financial statements as included in this annual report. These accounting policies conform to accounting principles generally accepted in the United States, and have been consistently applied in the preparation of the financial statements.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On June 22 2020, the Company appointed AJSH & Co. LLP, a PCOAB registered firm as its independent registered accounting firm who performed MySpray’s audit for the period ended December 31, 2019 and has reviewed its financial statements for the three and nine-month period ended September 30, 2021.

FINANCIAL STATEMENTS

Please see Schedule B, attached hereto, for MySpray’s Financial Statement Schedules.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

A smaller reporting company is not required to provide this information.

ADDITIONAL INFORMATION

Voting Securities; Beneficial Ownership of the Company’s Common Stock

The Company’s common stock is the only class of voting equity securities that is currently outstanding and entitled to vote at a meeting of the Company’s stockholders. Each share of common stock entitles the holder thereof to one (1) vote on those matters requiring a vote of shareholders.

On February 10, 2022, Adorbs Inc. (“ADOB,” or the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with MySpray Therapeutics Inc. (“MySpray”), an Saskatchewan, Canadian corporation, Nichol Martinuik (“Martinuik”) and Rachel Martinuik (“R. Martinuik”), the sole officers, directors, and shareholders of MySpray, Qatar Consulting Inc. & Company (“Qatar”), Broadway Creative Consultants Corp. (“Broadway”), and David Lazar (“Lazar”), the sole officer and director of ADOB. Under the Share Exchange Agreement, One Hundred Percent (100%) of the ownership interest of MySpray was exchanged for (i) 51,110,500 shares of common stock of the Company at the Closing, and (ii) an additional 593,779,000 shares of common stock of ADOB, to be issued upon the increase in authorized shares of common stock of ADOB to 700,000,000, each of which is to be issued to Martinuik, R. Martinuik, Qatar, Broadway, and Lazar, pro-rata, in accordance with the Share Exchange Agreement. The former stockholders of MySpray will acquire a majority of the issued and outstanding common stock as a result of the share exchange transaction. The transaction has been accounted for as a recapitalization of the Company, whereby MySpray is the accounting acquirer.

Immediately after completion of such share exchange, the Company will have a total of 644,889,500 issued and outstanding shares, with authorized share capital for common share of 700,000,000. Such shares of common stock are of the same class and have the same rights as those held by the Company’s shareholders prior to the date of the Agreement. While dilutive to existing shareholders, such additional shares of common stock to be issued to Steven Rossi do not have preemptive rights. The consideration received by the Company in the Acquisition and for the Issuance is MySpray, an operating company, which, as a wholly-owned subsidiary of the Company, has allowed the Company to no longer be a shell company, as defined in Rule 144(i) of the Securities Act of 1933, as amended. No further authorization for the issuance of shares of common stock will be required or solicited for the Acquisition. No further federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Acquisition.

There are no additional present plans or intentions to enter into another merger, consolidation, acquisition or similar business transaction.

As of April 8, 2022, the Company had 75,000,000 shares of common stock outstanding. There are no preferred or convertible shares outstanding. Similarly, no Company options or warrants have been issued. However, common shares (aggregating 2,413,043) were issued to certain accredited investors who prospectively and financially supported the acquisition of the Company as the vehicle for carrying on the MySpray business operations as a publicly traded company (through the Company) by entering into Share Issuance Agreements to purchase shares of common stock of the Company pursuant to Rule 506(b) of Regulation D.

The following table sets forth certain information with respect to the beneficial ownership of our voting securities following the completion of the Reverse Merger, and the increase of the described in Items 1.01 of this report by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and (iv) all executive officers and directors as a group as of April 8, 2022.

Name	Number of Shares of Common Stock	Percentage
David Lazar (1)	49,000,000	7.60%

Nichol Martinuik (2)	227,500,000	35.27%

Rachel Martinuik (3)	227,500,000	35.27%

Qatar Consulting Inc. & Company (4)	69,000,000	10.70%

Broadway Creative Consultants Corp. (5)	69,000,000	10.70%

All executives officers, directors, and beneficial ownership thereof as a group (1 person)	49,000,000	7.6%

There are no other officer or director 5 % shareholders.

(1)	Appointed as sole officer and director of ADOB in July 2020. His mailing address is 234 E. Beech St. Long Beach, New York 11561.

(2)	President and director of MySpray, in addition to being a 5% beneficial holder. His mailing address is 125 Railway Avenue East, Canora, Saskatchewan, Canada, S0A0L0.
(3)	Vice-President and director of MySpray, in addition to being a 5% beneficial holder. Her mailing address is 125 Railway Avenue East, Canora, Saskatchewan, Canada, S0A0L0.

(4)	Control person is Ismail Abdul Fattah. The mailing address is 1105, 510 6th Avenue SE, Calgary Alberta T2G 1L7.

(5)	Control Person is Bailey Fischl. The mailing address is 628 6th Street East, Saskatoon, Saskatchewan, S7H1C2.

Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Except as set forth above, applicable percentages are based upon 644,889,500 shares of common stock to be outstanding upon the completion of the increase in authorized shares of common stock of ADOB to 700,000,000.

MANAGEMENT

Mr. David Lazar was appointed Chairman of the Board and the sole officer and director of ADOB in July 2020. Mr. Nichol Martinuik is President and director of MySpray. Ms. Rachel Martinuik is Vice-President and director of MySpray.

Name	Age	Position(s)
David Lazar	31	CEO, CFO, Secretary, Treasurer, Director of ADOB
Nichol Martinuik	46	President and Director of MySpray
Rachel Martinuik	46	Vice-President and Director of MySpray

David Lazar, 31, has been CEO and Chairman of the Company since July, 2020. Mr. Lazar has been a partner at Zenith Partners International since 2013, where he specializes in research and development, sales and marketing. From 2014 through 2015, David was the Chief Executive Officer of Dico, Inc., which was then sold to Peekay Boutiques. Since February of 2018, Mr. Lazar has been the managing member of Custodian Ventures LLC, where he specializes in assisting distressed public companies. Since March 2018, David has acted as the managing member of Activist Investing LLC, which specializes in active investing in distressed public companies. David has a diverse knowledge of financial, legal and operations management; public company management, accounting, audit preparation, due diligence reviews and SEC regulations.

Nichol Martinuik, 46, President & Founder of MySpray, has been in health sciences, traditional medicine, and the natural health industry since 1997, gaining clinical experience in pain management, disease prevention, and therapeutic health solutions. He is a seasoned doctor of natural medicine (homeopathy), registered massage therapist, and natural health researcher. Nichol is the President and Founder of MySpray Therapeutics Inc., and HMTC - Homeopathic Medical & Therapy Clinic, and is registered with the Natural Health Practitioners of Canada and the Saskatchewan Association of Doctors of Natural Medicine.

Rachel Martinuik, 46, CEO and Chair of the board of MySpray, has been part of MySpray from inception. In her previous role as Chief Operating Officer, her responsibilities included the oversight of MySpray’s resources and oversees budgetary expenditures. A large part of her role was to build relationships with members of the supply chain, production labs, fulfillment, and logistic teams that all operate for MySpray remotely across Canada. Outside of MySpray, Rachel was appointed by the honorable Brad Wall to a board position for Saskatchewan Opportunities Corporation (SOCO), where she served three terms, from 2015-2021. SOCO operates under the registered business name of Innovation Place a Saskatchewan Crown Corporation. Innovation Place owns and operates technology parks adjacent to the province’s universities in Saskatoon and Regina, which provides a home for 3,800 tech jobs across 150 different companies in well over 1 million square feet of managed indoor space. In 2018 Rachel earned the ICD.D designation from the Institute of Corporate Directors. Rachel is a graduate from the University of Regina with a Bachelor of Human Justice. Her education in board management and social justice provides the awareness to keep the company mindful of the personal, corporate, and social responsibility we occupy.

Audit, Nominating and Compensation Committees of the Board of Directors

Our Board of Directors, currently comprised of only one director, and does not have standing audit, nominating or compensation committees, committees performing similar functions, or charters for such committees. Instead, the functions that might be delegated to such committees are carried out by our Board of Directors, to the extent required. Our Board of Directors believes that the cost associated with such committees has not been justified under our current circumstances.

Our Board believes that its current members have sufficient knowledge and experience to fulfill the duties and obligations of an audit committee. The Board has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication.

Our Board of Directors does not currently have a policy for the qualification, identification, evaluation or consideration of board candidates and does not think that such a policy is necessary at this time, because it believes that, given the small size of our Company, a specific nominating policy would be premature and of little assistance until our operations are at a more advanced level. Currently the entire Board decides on nominees.

Code of Ethics

The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions. It intends to do so during the current fiscal year.

Communication to the Board of Directors

Holders of our common stock may send written communications to our entire board of directors, or to one or more board members, by addressing the communication to “the Board of Directors” or to one or more directors, specifying the director or directors by name, and sending the communication to our offices in Pickering, Ontario. Communications addressed to the Board of Directors as a whole will be delivered to each board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

Security holder communications not sent to the Board of Directors as a whole or to specified board members will be relayed to all then existing board members.

Meetings of the Board of Directors and Stockholders

Prior to the change of control in February 2022, the Company’s Board of Directors held no formal meetings during the years ended December 31, 2021 and 2020. The Company has not adopted any policy with regard to Board members’ attendance at annual meetings of security holders. No annual meeting of stockholders was held in 2021 or 2020, as the Company previously had elected not to conduct the same in order to conserve operating capital.

Directors’ Compensation and Consulting Agreements

The Directors of the Company are not currently compensated for their services as such. They will be reimbursed for their out of pocket disbursements and, in due course, any director not an employee of the Company will be paid directors’ fees in amount(s) to be determined for attendance and/or participation in Board Meetings. For information with respect to compensation paid by the Company and its subsidiaries, see the “Summary-- Executive Compensation Table” below.

Principal Effects of the Transaction

On or after the Effective Date of the Increase, the Company will file in Nevada the necessary documents to increase the number of shares authorized from 75,000,000 to 700,000,000 shares of common stock. Prior to the change of control, MySpray was a private operating company. As of April 8, 2022, MySpray became of a wholly-owned subsidiary of the Company.

Accounting Matters: The Increase will not affect the par value of the Company’s common stock.

Material U.S. Federal Income Tax Consequences of the Reverse Split: None

Vote Required: None

Dissenters’ Rights of Appraisal: The Company is a Nevada corporation and governed by the Nevada Corporations, Partnerships and Associations Law Annotated (the “Nevada Code”). Holders of the Company’s common stock do not have appraisal or dissenter’s rights under the Nevada Code in connection with the Increase.

EXECUTIVE COMPENSATION

The table below sets forth the positions and compensations for the sole officer and director of ADOB. and for the officers and directors of MySpray for the years ended December 31, 2021 and 2020.

Position	Name of Directors	Year	Salary before tax	Bonus	All other compensation	Total
ADOB Chief Executive Officer and Chairman	David Lazar	2021	0	0	0	0
		2020	0	0	0	0

MySpray President and Dierctor	Nichol Martinuik	2021	0	0	0	0
		2020	0	0	0	0

MySpray Vice-President and Dierctor	Rachel Martinuik	2021	0	0	0	0
		2020	0	0	0	0

We do not have an audit or compensation committee comprised of independent directors as our Company qualifies for an exemption from these requirements. Indeed, we do not have any audit or compensation committee. These functions are performed by our Board of Directors as a whole.

All directors serve 1 yr. terms.

Certain Relationships and Related Transactions As Well As Director Independence

Transactions with Officers and Directors

During the three months ended September 30, 2021, David Lazar paid various Company expenses totaling approximately $5,500. This included approximately $4,700 in accounting fees, and $800 in Edgarization fees. As of September 30, 2021, the Company had a loan payable of $68,916 to David Lazar and loan payable of $69,137, to Rebecca Lazar, the former President and Chief Executive Officer. These loans are both unsecured, non-interest-bearing promissory notes and are payable on demand.

MySpray’s CEO has extended interest-free demand loans to MySpray amounting to $76,109 and $93,297 as of September 30, 2021, and December 31, 2020, respectively

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Company directors and executive officers and persons who own more than 10% of a registered class of the Company’s outstanding equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% members are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, namely Forms 3, 4 and/or 5. Based upon a review of the copies of such filings filed and furnished, the Company believes that all required filings have not been made.

LEGAL PROCEEDINGS

We are not aware of any legal proceeding in which any director or officer or any of their affiliates is a party adverse to our Company or has a material interest adverse to us.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document the Company files at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E.--Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of any Company filings with the SEC are also available to the public from the SEC’s website at www.sec.gov on its EDGAR filing system. Upon written request to 125 Railway Avenue East, Canora, Saskatchewan, Canada, S0A0L0 or by calling the Company at (516) 544-2812, shareholders of the Company may request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference, including information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

Financial Statements and Exhibits

A.	Financial Statements of the Registrant

Our financial statements have been examined to the extent indicated in their report by AJSH & Co. LLP. for the years ended December 31, 2020 and 2019, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-K as promulgated by the Securities and Exchange Commission and are included herein, on Page F-1 hereof.

B.	Financial Statements of Business Acquired

MySpray’s Financial Statements for the years ended December 30, 2020 and 2019, and the nine months ended September 30, 2021 and 2020, with independent auditors report from AJSH & Co. LLP have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-K as promulgated by the Securities and Exchange Commission and are included herein, on Page G-1 hereof.

C.	Pro Forma Financial Information

The pro forma balance sheet has been derived from the balance sheet of Adorbs Inc. at September 30, 2021, and adjusts such information to give the effect of the acquisition of MySpray Therapeutics Inc., a Saskatchewan corporation, as if the acquisition had occurred at January 1, 2020. The following pro forma EPS statement has been derived from the income statement of MySpray Therapeutics Inc. and adjusts such information to give the effect that the acquisition by Adorbs Inc. at January 1, 2020 and September 30, 2021, respectively. The pro forma balance sheet and EPS statement is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at September 30, 2021 or January 1, 2020, and, are included herein on Page H-1.

D.	Consolidated Financial Statements

The Company’s consolidated Financial Statements for the years ended December 30, 2020 and 2019, with independent auditors report from AJSH & Co. LLP have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-K as promulgated by the Securities and Exchange Commission and are included herein, on Page I-1 hereof.

E.	Exhibits

Exhibit No.	Description
4.1	Definitive Share Exchange Agreement, dated as of February 10, 2022, by and among the Company and MySpray Therapeutics Inc. (filed as Exhibit 4.1 to Form 8-K, filed on April 8, 2022, and incorporated herein by reference.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Schedule 14-C Information Statement to be signed on its behalf by the undersigned hereunto duly authorized.

ADORBS INC.

Dated: April 8, 2022	By:	/s/ David Lazar
David Lazar
President and CEO

SCHEDULE A

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of MySpray Therapeutics, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of MySpray Therapeutics, Inc. as of December 31, 2020 and 2019, the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered net losses and has a significant accumulated deficit. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company’s auditor since 2021

Lakewood, CO

February 10, 2022

MYSPRAY THERAPEUTICS INC.
BALANCE SHEETS

	December 31,	December 31,
	2020	2019
ASSETS
Cash	63,197	$29,133
Accounts receivable	232	5,360
Inventory	8,343	16,174
Other assets	5	5
Total current assets	71,777	50,672
Total Assets	$71,777	$50,672

LIABILITIES & STOCKHOLDERS’ DEFICIT
Accounts payable	29,084	$32,884
Accrued liabilities	20,873	14,469
Notes payable related parties	93,297	104,752
Total current liabilities	143,254	152,105
CEBA loan	40,000	-
Total liabilities	183,254	152,105

Commitments and Contingencies	-	-

Stockholders’ Equity
Common stock, No Par Value, 100 shares	100	100
Accumulated deficit	(111,577)	(101,533)
Total Stockholders’ (Deficit)	(111,477)	(101,433)
Total Liabilities and Stockholders’ (Equity)	$71,777	$50,672

The accompanying notes are an integral part of these financial statements.

MYSPRAY THERAPEUTICS INC.
STATEMENTS OF OPERATIONS

	December 31,	December 31,
	2020	2019
Clinical revenue-net of discount	$134,237	$126,792
Product revenue	185,528	75,926
Spray revenue	46,953	70,337
Total revenue	366,719	273,054
Cost of sales	111,436	40,833
Gross margin	255,283	232,221

Operating Expenses:
Payroll expense	163,284	110,103
Rent -related party	26,000	26,571
General and administrative expense	88,846	81,643
Total operating expenses	278,130	218,318
Income (loss) from operations	(22,847)	13,902

Other income	11,564
Interest income	1,239	69
Other (expense) net	12,803	69

Income (loss) before provision for income taxes	(10,044)	13,972
Provision for income taxes	-	-
Net Income (Loss)	$(10,044)	$13,972

Basic and diluted earnings(loss) per common share	$(100.44)	$139.72

Weighted average number of shares outstanding	100	100

The accompanying notes are an integral part of these financial statements.

MYSPRAY THERAPEUTICS INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

				Total
	Common Stock		Accumulated	Stockholders’
	Shares	Value	Deficit	Equity
Balance, December 31, 2018	100	$100	$(115,505)	$(115,405)

Net income			13,972	$13,972

Balance, December 31, 2019	100	$100	$(101,533)	$(101,433)

Net loss			(10,044)	(10,044)

Balance, December 30, 2020	100	$100	$(111,577)	$(111,477)

The accompanying notes are an integral part of the financial statements.

MYSPRAY THERAPEUTICS INC.
STATEMENTS OF CASH FLOWS

	December 31,	December 31,
	2020	2019
Cash Flows From Operating Activities:
Net income (loss)	$(10,044)	$13,972
Change is assets and liabilities
Accounts receivable	5,127	(3,464)
Inventory	7,831	(13,613)
Accounts payable	(3,800)	7,016
Accrued liabilities	6,404	(6,481)
Net cash provided by (used for) operating activities	5,518	(2,572)

Cash Flows From Investing Activities:
Net cash provided by (used for) investing activities	-	-

Cash Flows From Financing Activities:
CEBA government loan	40,000
Related party notes- payment	(11,455)	(551)
Net cash provided by (used for) financing activities	28,545	(551)

Net Increase (Decrease) In Cash	34,063	(3,122)
Cash At The Beginning Of The Period	29,133	32,256
Cash At The End Of The Period	$63,197	$29,133

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

MySpray Therapeutics, Inc.

Notes to Financial Statements

December 31, 2020, and 2019

1.	NATURE OF OPERATIONS

MySpray Therapeutics (“MySpray”, or “the Company”) was incorporated under the Business Corporations Act of Saskatchewan in 2012 with a mission of providing innovative therapeutic treatment and sales of related products. MySpray Therapeutics offers products in a variety of delivery systems including topical, capsules, and through a highly absorbed convenient oral spray delivery system. The Company’s primary products include:

MyShrooms Immune-Pro

MyShrooms Immune-Pro is a clinical strength herbal medicine to activate, balance, and support a healthy immune system. It is formulated with medicinal mushrooms, ginseng, and propolis.

MyShrooms Defence

MyShrooms Defence is a combination of Chaga and Vitamin D. Chaga

MyShrooms Immunity

MyShrooms Immunity offers the synergistic effect of 8 medicinal mushrooms including Reishi, Chaga, Cordyceps, Turkey Tail, Lion’s Mane, Agaricus Blazei, Shiitake, and Maitake.

MyShrooms Energy

MyShrooms Energy is a combination of Cordyceps and Vitamin B12.

MyPain LiniMint

MyPain LiniMint contains 80% Dimethylsulfoxide (“DMSO”). The FDA has approved DMSO as a prescription medication for treating symptoms of painful bladder syndrome. It’s also used under medical supervision to treat several other conditions, including shingles.

The Company’s year-end is December 31st. These financial statements are expressed in Canadian dollars.

COVID-19

On March 11, 2020, the World Health Organization (“WHO”) declared the Covid-19 outbreak to be a global pandemic. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Many countries have issued policies intended to stop or slow the further spread of the disease.

Covid-19 and the Canadian response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the Covid-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the effects on the economy, the markets we serve, our business, or our operations.

2.	GOING CONCERN

As of December 31, 2020, the Company had $63,197 in cash and cash equivalents. The Company had a net loss of $10,044 for the year ended December 31, 2020, negative working capital of $71,477and an accumulated deficit of $111,577 on December 31, 2020. The Company’s principal sources of liquidity have been cash provided by operating activities, as well as financial support from related parties, and the Canadian government. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to maintain profitability and continue growth for the foreseeable future. If management is not able to increase revenue and/or manage operating expenses in line with revenue forecasts, the Company may not be able to maintain profitability. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company will focus on improving operational efficiency and cost reduction, developing core cash-generating business, and enhancing marketing function. Actions include developing more customers, as well as creating synergy using the Company’s resources.

The Company believes that available cash and cash equivalents, the cash provided by operating activities, together with actions as developing more customers and create synergy of the Company’s resources, should enable the Company to meet presently anticipated cash needs for at least the next 12 months after the date that the financial statements are issued and the Company has prepared the financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, obtaining financial support from related parties, and controlling overhead expenses. Management cannot provide any assurance that the Company’s efforts will be successful. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of these uncertainties.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and are expressed in Canadian dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and inventories, income taxes, and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Inventories

Inventories are measured at the lower of cost and net realizable value. Cost is determined on a cost basis and includes all costs incurred in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business, less any applicable selling costs. As of December 31, 2020, and December 31, 2019, the balances of inventory were $8,343 and $16,174, respectively.

Revenue Recognition

The Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. The guidance provided in Accounting Standards Codification (“ASC”) Topic 606 (“ASC 606”) requires entities to use a five-step model to recognize revenue by allocating the consideration from contracts to performance obligations on a relative standalone selling price basis. Revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. The standard also requires new disclosures regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. ASC 606 also includes Subtopic 340-40, Other Assets and Deferred Costs – Contracts with Customers, which requires the deferral of incremental costs of obtaining a contract with a customer.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents consist of cash on deposit with banks and money market funds, the fair value of which approximates cost. The Company maintains its cash balances with a high-credit-quality financial institution. The Company has not experienced any losses in such accounts, and management believes the Company is not exposed to any significant credit risk on its cash and cash equivalents. As of December 31, 2020, and December 31, 2019, the balances of cash were $63,197 and $29,133, respectively.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms which are recorded at net realizable value. The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectability of trade receivables. A considerable amount of judgment is required in assessing the amount of the allowance. The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations and monitors current economic trends that might impact the level of credit losses in the future. If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a specific allowance will be required.

Recovery of bad debt amounts previously written off is recorded as a reduction of bad debt expense in the period the payment is collected. If the Company’s actual collection experience changes, revisions to its allowance may be required. After all, attempts to collect a receivable have failed, the receivable is written off against the allowance.

As of December 31, 2020, and December 31, 2019, the balances of accounts receivable were $232 and $5,360, respectively.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Accounting for Income Taxes (“ASC 740”). Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. ASC 740-10-05, Accounting for Uncertainty in Income Taxes prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit.

Foreign Currency Translation

The functional and reporting currency of the Company is the Canadian dollar.

Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with FASB ASC 260, Earnings per Share which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common stockholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Recent Accounting Pronouncements

There are no recent accounting pronouncements that impact the Company’s operations.

4.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Trade payables are recognized initially at the transaction price and subsequently measured at the undiscounted amount of cash or other consideration expected to be paid. Accrued expenses are recognized based on the expected amount required to settle the obligation or liability.

The following table sets forth the components of the Company’s accrued liabilities at December 31, 2020, and 2019:

	December 31, 2020	December 31, 2019
Accounts payable	$29,084	$32,884
Other accrued expenses and liabilities	20,873	14,469
Total accrued liabilities	$49,956	$47,353

5.	RELATED PARTY PAYABLES AND ACTIVITY

The Company CEO owns the laboratory building that the Company occupies. He rents this facility to the Company based on a verbal, month-to-month agreement. During 2020 and 2019 the Company paid $26,000 and $26,571 in rent, respectively. The Company believes that this rent expense is reasonable and comparable to the rent that would be charged to a third party.

Additionally, the Company’s CEO has extended interest-free demand loans to the Company amounting to $93,297 and $104,752 as of December 31, 2020, and 2019, respectively.

6.	LONG TERM DEBT

The Canada Emergency Business Account (“CEBA”) program has provided an interest-free, partially forgivable loan of $40,000 to the Company in 2020 due to the onset of Covid-19. On January 12, 20202 the Canadian government announced the deadline for CEBA loans to qualify for partial loan forgiveness is being extended from December 31, 2022, to December 31, 2023, for all eligible borrowers in good standing. Repayment on or before the new deadline of December 31, 2023, will result in loan forgiveness of up to a third of the value of the loans. Outstanding loans would subsequently convert to two-year term loans with interest of 5 percent per annum commencing on January 1, 2024, with the loans fully due by December 31, 2025.

As of December 31, 2020 and December 31, 2019 the amounts due to CEBA were $40,000 and $-0-, respectively.

7.	STOCKHOLDERS’ EQUITY

As of December 31, 2020, the Company had 100 shares of no par value common stock authorized, issued, and outstanding at a cost of $100 as of December 31, 2020, and December 31, 2019.

8.	SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, Subsequent Events, the Company has analyzed its operations subsequent to December 31, 2020, to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements

MYSPRAY THERAPEUTICS INC.
BALANCE SHEETS

(unaudited)

	September 30,	December 31,
	2021	2020
		(audited)
ASSETS
Cash	41,143	63,197
Accounts receivable	698	232
Inventory	3,425	8,343
Other assets	5	5
Total current assets	45,270	71,777
Total Assets	$45,270	$71,777

LIABILITIES & STOCKHOLDERS’ DEFICIT
Accounts payable	29,477	29,084
Accrued liabilities	57,442	20,873
Notes payable related parties	76,109	93,297
Total current liabilities	163,028	143,254
CEBA loan	60,000	40,000
Total liabilities	223,028	183,254

Commitments and Contingencies	-	-

Stockholders’ Equity
Common stock, No Par Value, 100 shares	100	100
Accumulated deficit	(177,858)	(111,577)
Total Stockholders’ (Deficit)	(177,758)	(111,477)
Total Liabilities and Stockholders’ (Equity)	$45,270	$71,777

The accompanying notes are an integral part of these financial statements.

MYSPRAY THERAPEUTICS INC.
STATEMENTS OF OPERATIONS

(unaudited)

	Nine months ended	Nine months ended
	September 30,	September 30,
	2021	2020
Clinical revenue, net	$138,546	$102,159
Product revenue	143,437	118,510
Spray revenue, net	13,274	27,299
Total revenue	295,258	247,968
Cost of sales	75,071	69,947
Gross margin	220,187	178,021

Operating Expenses:
Payroll expense	189,141	112,019
Rent -related party	17,524	18,000
General and administrative expense	79,860	55,824
Total operating expenses	286,525	185,843
Income (loss) from operations	(66,338)	(7,823)

Other income	-	11,564
Interest income	57	32
Other (expense) net	57	11,596

Income (loss) before provision for income taxes	(66,281)	3,773
Provision for income taxes	-	-
Net Income (Loss)	$(66,281)	$3,773

Basic and diluted earnings(loss) per common share	$(662.81)	$37.73

Weighted average number of shares outstanding	100	100

The accompanying notes are an integral part of these financial statements.

MYSPRAY THERAPEUTICS INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(unaudited)

				Total
	Common Stock		Accumulated	Stockholders’
	Shares	Value	Deficit	Equity
Balance, December 31, 2019	100	$100	$(101,533)	$(101,433)

Net income (loss)			3,773	3,773

Balance, September 30, 2020	100	$100	$(97,760)	$(97,660)

				Total
	Common Stock		Accumulated	Stockholders’
	Shares	Value	Deficit	Equity
Balance, December 30, 2020	100	$100	$(111,577)	$(111,477)

Net loss			(66,281)	(66,281)

Balance, September 30, 2021	100	$100	$(177,858)	$(177,758)

The accompanying notes are an integral part of these financial statements.

MYSPRAY THERAPEUTICS INC.

STATEMENTS OF CASH FLOWS
(unaudited)

	Nine months ended	Nine months ended
	September 30,	September 30,
	2021	2020
Cash Flows From Operating Activities:
Net income (loss)	$(66,281)	$3,773
Change is assets and liabilities
Accounts receivable	(465)	(7,362)
Inventory	4,918	(338)
Accounts payable	392	(6,489)
Accrued liabilities	36,570	18,595
Net cash provided by (used for) operating activities	(24,866)	8,179

Cash Flows From Investing Activities:
Net cash provided by (used for) investing activities	-	(1,232)

Cash Flows From Financing Activities:
CEBA government loan	20,000	40,000
Related party loans-net of repayment	(17,188)	(10,759)
Net cash provided by (used for) financing activities	2,812	29,241

Net Increase (Decrease) In Cash	(22,054)	36,188
Cash At The Beginning Of The Period	63,197	29,133
Cash At The End Of The Period	$41,143	$65,322

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

MySpray Therapeutics, Inc.

Notes to Unaudited Financial Statements

September 30, 2021

1.	NATURE OF OPERATIONS

MySpray Therapeutics (“MySpray”, or “the Company “) was incorporated under the Business Corporations Act of Saskatchewan in 2012 with a mission of providing innovative therapeutic treatment and sales of related products. MySpray Therapeutics offers products in a variety of delivery systems including topical, capsules, and through a highly absorbed convenient oral spray delivery system. The Company’s primary products include:

MyShrooms Immune-Pro

MyShrooms Immune-Pro is a clinical strength herbal medicine to activate, balance, and support a healthy immune system. It is formulated with medicinal mushrooms, ginseng, and propolis.

MyShrooms Defence

MyShrooms Defence is a combination of Chaga and Vitamin D. Chaga

MyShrooms Immunity

MyShrooms Immunity offers the synergistic effect of 8 medicinal mushrooms including: Reishi, Chaga, Cordyceps, Turkey Tail, Lion’s Mane, Agaricus Blazei, Shiitake, and Maitake.

MyShrooms Energy

MyShrooms Energy is a combination of Cordyceps and Vitamin B12.

MyPain LiniMint

MyPain LiniMint contains 80% Dimethylsulfoxide (“DMSO”). The FDA has approved DMSO as a prescription medication for treating symptoms of painful bladder syndrome. It’s also used under medical supervision to treat several other conditions, including shingles.

The Company’s year-end is December 31st. These financial statements are expressed in Canadian dollars.

COVID-19

On March 11, 2020, the World Health Organization (“WHO”) declared the Covid-19 outbreak to be a global pandemic. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Many countries have issued policies intended to stop or slow the further spread of the disease.

Covid-19 and the Canadian response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the Covid-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the effects on the economy, the markets we serve, our business, or our operations.

2.	GOING CONCERN

As of September 30, 2021, the Company had $41,143 in cash and cash equivalents. The Company had a net loss of $66,281 for the nine months ended September 30, 2021, negative working capital, and an accumulated deficit of $177,858 on September 30, 2021. The Company’s principal sources of liquidity have been cash provided by operating activities, as well as financial support from related parties, and the Canadian government. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to maintain profitability and continue growth for the foreseeable future. If management is not able to increase revenue and/or manage operating expenses in line with revenue forecasts, the Company may not be able to maintain profitability. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company will focus on improving operational efficiency and cost reduction, developing core cash-generating business, and enhancing marketing function. Actions include developing more customers, as well as creating synergy using the Company’s resources.

The Company believes that available cash and cash equivalents, the cash provided by operating activities, together with actions as developing more customers and create synergy of the Company’s resources, should enable the Company to meet presently anticipated cash needs for at least the next 12 months after the date that the financial statements are issued and the Company has prepared the financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, obtaining financial support from related parties, and controlling overhead expenses. Management cannot provide any assurance that the Company’s efforts will be successful. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of these uncertainties.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and are expressed in Canadian dollars.

Management’s Representation of Interim Financial Statements

The accompanying unaudited financial statements have been prepared by the Company without audit pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Company uses the same accounting policies in preparing quarterly and annual financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been condensed or omitted as allowed by such rules and regulations, and management believes that the disclosures are adequate to make the information presented not misleading. These financial statements include all of the adjustments, which in the opinion of management are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. Interim results are not necessarily indicative of results for a full year. These financial statements should be read in conjunction with the audited financial statements and notes thereto on December 31, 2020.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and inventories, income taxes, and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Inventories

Inventories are measured at the lower of cost and net realizable value. Cost is determined on a cost basis and includes all costs incurred in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business, less any applicable selling costs. As of September 30, 2021, and December 31, 2020, the balances of inventory were $3,425 and $8,343, respectively.

Revenue Recognition

The Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. The guidance provided in Accounting Standards Codification (“ASC”) Topic 606 (“ASC 606”) requires entities to use a five-step model to recognize revenue by allocating the consideration from contracts to performance obligations on a relative standalone selling price basis. Revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. The standard also requires new disclosures regarding the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. ASC 606 also includes Subtopic 340-40, Other Assets and Deferred Costs – Contracts with Customers, which requires the deferral of incremental costs of obtaining a contract with a customer.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents consist of cash on deposit with banks and money market funds, the fair value of which approximates cost. The Company maintains its cash balances with a high-credit-quality financial institution. The Company has not experienced any losses in such accounts, and management believes the Company is not exposed to any significant credit risk on its cash and cash equivalents. As of September 30, 2021, and December 31, 2020, the balances of cash were $41,143 and $63,197 respectively.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms which are recorded at net realizable value. The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectability of trade receivables. A considerable amount of judgment is required in assessing the amount of the allowance. The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations and monitors current economic trends that might impact the level of credit losses in the future. If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a specific allowance will be required.

Recovery of bad debt amounts previously written off is recorded as a reduction of bad debt expense in the period the payment is collected. If the Company’s actual collection experience changes, revisions to its allowance may be required. After all, attempts to collect a receivable have failed, the receivable is written off against the allowance.

As of September 30, 2021, and December 31, 2020, the balances of accounts receivable were $698 and $232, respectively.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Accounting for Income Taxes (“ASC 740”). Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. ASC 740-10-05, Accounting for Uncertainty in Income Taxes prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.

The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company assesses the validity of its conclusions regarding uncertain tax positions on a quarterly basis to determine if facts or circumstances have arisen that might cause it to change its judgment regarding the likelihood of a tax position’s sustainability under audit.

Foreign Currency Translation

The functional and reporting currency of the Company is the Canadian dollar.

Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with FASB ASC 260, Earnings per Share which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common stockholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Recent Accounting Pronouncements

There are no recent accounting pronouncements that impact the Company’s operations.

4.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Trade payables are recognized initially at the transaction price and subsequently measured at the undiscounted amount of cash or other consideration expected to be paid. Accrued expenses are recognized based on the expected amount required to settle the obligation or liability.

The following table sets forth the components of the Company’s accrued liabilities at September 30, 2021, and December 31, 2020:

	September 30, 2021	December 31, 2020
Accounts payable	$29,477	$29,084
Other accrued expenses and liabilities	57,442	20,873
Total accrued liabilities	$86,919	$49,956

5.	RELATED PARTY PAYABLES AND ACTIVITY

The Company CEO owns the laboratory building that the Company occupies. He rents this facility to the Company based on a verbal, month-to-month agreement. During the nine months ended September 30, 2021, and September 31, 2020, the Company paid $17,524 and $18,000 in rent, respectively. The Company believes that this rent expense is reasonable and comparable to the rent that would be charged to a third party.

Additionally, the Company’s CEO has extended interest-free demand loans to the Company amounting to $76,109 and $93,297 as of September 30, 2021, and December 31, 2020, respectively.

6.	LONG TERM DEBT

The Canada Emergency Business Account (“CEBA”) program has provided an interest-free, partially forgivable loan totaling $60,000 to the Company in 2021 and 2020 due to the onset of Covid-19. On January 12, 20202 the Canadian government announced the deadline for CEBA loans to qualify for partial loan forgiveness is being extended from December 31, 2022, to December 31, 2023, for all eligible borrowers in good standing. Repayment on or before the new deadline of December 31, 2023, will result in loan forgiveness of up to a third of the value of the loans. Outstanding loans would subsequently convert to two-year term loans with interest of 5 percent per annum commencing on January 1, 2024, with the loans fully due by December 31, 2025.

As of September 30, 2021, and December 31, 2020, the amounts due to CEBA were $60,000 and $40,000 respectively.

7.	STOCKHOLDERS’ EQUITY

As of December 31, 2020, the Company had 100 shares of no par value common stock authorized, issued, and outstanding at a cost of $100 as of September 30, 2021, and December 31, 2020.

8.	SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, Subsequent Events, the Company has analyzed its operations subsequent to September 30, 2021, to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements.

Pro Forma Combined Financial Statements

The following pro forma balance sheet has been derived from the balance sheet of Adorbs Inc. at September 30, 2021, and adjusts such information to give the effect of the acquisition of MySpray Therapeutics Inc., a Saskatchewan corporation, as if the acquisition had occurred at January 1, 2020. The following pro forma EPS statement has been derived from the income statement of MySpray Therapeutics Inc. and adjusts such information to give the effect that the acquisition by Adorbs Inc. at January 1, 2020 and September 30, 2021, respectively. The pro forma balance sheet and EPS statement is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at September 30, 2021 or January 1, 2020.

Adorbs Inc. and MySpray Therapeutics Inc.

Unaudited Proforma Consolidated Balance Sheets

For the Year Ended December 31, 2020

	$USD Adorbs Inc December 2020	$CAD MySpray Therapeutics Inc December 2020	$USD Conversion MySpray Therapeutics Inc December 31, 2020(a)	$USD Preliminary Consolidated Balance Sheet December 31, 2020	$USD Acquisition Entries (c)	$USD Consolidated December 31, 2020
Assets

Current Assets:
Cash	$13,593	$63,197	$49,635	$63,228		$63,228
Accounts Receivable - Net	-	232	182	182		182
Inventory	-	8,343	6,552	6,552		6,552
Other Assets	-	5	4	4		4
Total Current Assets	13,593	71,777	56,373	69,966	-	69,966
Goodwill					608,418	608,418
Intangible Assets					152,105	152,105
Total Assets	$13,593	$71,777	$56,373	$69,966	$760,523	$830,489

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts Payable	$428	$29,084	22,842	$23,270		$23,270
Accrued Liabilities	-	20,873	16,393	16,393		16,393
Notes Payable-Related Parties	101,048	93,297	73,276	174,324		174,324
Total Current Liabilities	101,476	143,254	112,511	213,987	-	213,987

Long Term Liabilities:
CEBA Loan	-	40,000	31,416	31,416		31,416
Total liabilities	101,476	183,254	143,927	245,403		245,403

Commitments and Contingencies	-	-	-	-		-

Stockholders’ Equity
Common stock	23,890	100	79	23,969	620,922	644,891
Additional Paid-In Capital	25,740	-	-	25,740	139,601	165,341
Accumulated Deficit	(137,513)	(111,577)	(87,633)	(225,146)	-	(225,146)
Total Stockholders’ Equity	(87,883)	(111,477)	(87,554)	(175,437)	760,523	585,086
Total Liabilities and Stockholders’ Equity	$13,593	$71,777	$56,373	$69,966	$760,523	$830,489

See notes to financial statements

Adorbs Inc. and MySpray Therapeutics Inc.

Unaudited Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2020

	Adorbs Inc December 31, 2020	MySpray Therapeutics Inc December 31, 2020	$USD Conversion MySpray Therapeutics Inc December 31, 2020 (b)	$USD Preliminary Consolidated Statements of Operations December 31, 2020	$USD Acquisition Entries (c)	$USD Consolidated December 31, 2020
Sales - net	$222	$366,719	$273,609	$273,831		$273,831
Cost of sales	36	111,436	83,142	83,178		83,178
Gross profit	186	255,283	190,467	190,653		190,653

Operating expenses
Payroll expense	-	163,284	121,826	121,826		121,826
Rent related party	-	26,000	19,399	19,399		19,399
General and administrative expense	43,120	88,846	66,288	109,408		109,408
Loss on impairment of inventory	21,754	-	-	21,754		21,754
Total operating expenses	64,874	278,130	207,513	272,387		272,387
Income (loss) from operations	(64,688)	(22,847)	(17,046)	(81,734)		(81,734)

Other income (expense)
Other Income	-	11,564	8,628	8,628		8,628
Interest income	54	1,239	925	979		979
Total other income (expense)	54	12,803	9,553	9,607		9,607
Net Loss	$(64,634)	$(10,044)	$(7,494)	$(72,128)		$(72,128)

Basic and fully diluted loss per share	$(0.00)	$(100.44)	$(74.94)	$(0.00)		$(0.00)

Weighted average number of shares outstanding	23,889,500	100	75	23,889,575	620,999,920	644,889,495

Notes

(a)	The conversion of Canadian dollars to US dollars was based on a conversion rate of 0.7854
(b)	The conversion of Canadian dollars to US dollars was based on a conversion rate of 0.7461
(c)	Reflects the issuance of 621,000,000 shares of Adorbs common stock with a par value of $0.001, less the shares of MySpray which were eliminated in consolidation. The par value of $0.001 was used to value the Adorbs common stock because there was no trading price for the Company’s common stock which is not listed or traded on any exchange. Goodwill was calculated based on the value of the common stock issued plus the total of negative assets of MySpray. Intangible assets were calculated at an estimated 20% of total goodwill.

See notes to financial statements

Adorbs Inc. and MySpray Therapeutics Inc.

Unaudited Proforma Consolidated Balance Sheets

For the Nine Months Ended September 30, 2021

	$USD Adorbs Inc September 30, 2021	$CAD MySpray Therapeutics Inc September 30, 2021	$USD Conversion MySpray Therapeutics Inc September 30, 2021 (a)	$USD Preliminary Consolidated Balance Sheet September 30, 2021	$USD Acquisition Entries (b)	$USD Consolidated September 30, 2021
Assets

Current Assets:
Cash	$10,600	$41,143	$32,293	$42,893		$42,893
Accounts Receivable - Net	-	698	547	547		547
Inventory	-	3,425	2,688	2,688		2,688
Other Assets	-	5	4	4		4
Total Current Assets	10,600	45,270	35,532	46,132		46,132
Goodwill	-	-	-	-	608,418	608,418
Intangible Assets					152,105	152,105
Total Assets	$10,600	$45,270	$35,532	$46,132	760,523	$806,655

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts Payable	$345	$29,477	$23,136	$23,481		$23,481
Accrued Liabilities	-	57,442	45,086	45,086		45,086
Notes payable -related parties	138,052	76,109	59,738	197,790		197,790
Total Current Liabilities	138,397	$163,028	127,961	266,358		266,358

Long Term Liabilities:
CEBA Loan	-	60,000	47,094	47,094		47,094
Total liabilities	138,397	223,028	175,055	313,452		313,452

Commitments and Contingencies	-	-	-	-		-

Stockholders’ Equity
Common stock	23,890	100	78	23,968	620,922	644,890
Additional Paid-In Capital	25,740	-	-	25,740	139,601	165,341
Accumulated Deficit	(177,427)	(177,858)	(139,601)	(317,028)	-	(317,028)
Total Stockholders’ Equity	(127,797)	(177,758)	(139,522)	(267,319)	760,523	493,203
Total Liabilities and Stockholders’ Equity	$10,600	$45,270	35,532	$46,132	760,523	$806,655

See notes to financial statements

Adorbs Inc. and MySpray Therapeutics Inc.

Unaudited Proforma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2021

	$USD Adorbs Inc September 30, 2021	$CAD MySpray Therapeutics Inc September 30, 2021	$USD Conversion MySpray Therapeutics Inc September 30, 2021 (a)	$USD Preliminary Consolidated Statements of Operations September 30, 2021	$USD Acquisition Entries (b)	$USD Consolidated September 30, 2021
Sales - net	$81	$295,258	$236,029	$236,110		$236,110
Cost of sales	-	75,071	60,011	60,011		60,011
Gross profit	81	220,187	176,017	176,098		176,098

Operating expenses
Payroll expense	-	189,141	151,199	151,199		151,199
Rent related party	-	17,524	14,009	14,009		14,009
General and administrative expense	40,012	79,860	63,840	103,852		103,852
Total operating expenses	40,012	286,525	229,048	269,060		269,060
Income (loss) from operations	(39,931)	(66,338)	(53,031)	(92,962)		(92,962)

Other income (expense)
Interest income	17	57	46	63		63
Total other income (expense)	17	57	46	63		63
Net loss	$(39,914)	$(66,281)	$(52,985)	$(92,899)		$(92,899)

Basic and fully diluted loss per share	$(0.00)	$(662.81)	$(529.85)	$(0.00)		$(0.00)

Weighted average number of shares outstanding	23,889,500	100	80	23,889,580	620,999,920	644,889,500

Notes

(a)	The conversion of Canadian dollars to US dollars was based on a conversion rate of 0.7849
(b)	Reflects the issuance of 621,000,000 shares of Adorbs common stock with a par value of $0.001, less the shares of MySpray which were eliminated in consolidation. The par value of $0.001 was used to value the Adorbs common stock because there was no trading price for the Company’s common stock which is not listed or traded on any exchange. Goodwill was calculated based on the value of the common stock issued plus the total of negative assets of MySpray. Intangible assets were calculated at an estimated 20% of total goodwill.

See notes to financial statements